Provision for contingencies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Provision for contingencies
16.	Provision for contingencies

Some companies of PagSeguro Group are party to labor and civil litigation in progress and are discussing such matters at the administrative and judicial levels, which, when applicable, are supported by judicial deposits. The provisions for probable losses arising from these matters are estimated and periodically adjusted by management, supported by the opinion of its external legal advisors.

	December 31, 2018	December 31, 2017
Civil	6,680	4,326
Labor	324	322

Current	7,004	4,648

Some companies of PagSeguro Group are party to tax lawsuits involving risks classified by legal advisors as possible losses, for which \no provision was recognized at December 31, 2018, totaling approximately R$ 50,978 (December 31, 2017 - R$ 25,800). PagSeguro Group companies are not party to civil and labor lawsuits involving risks classified by management as possible losses.